PROSPECTUS SUPPLEMENT

                   Dated December 31, 1997 to
                     The Rightime Fund, Inc.
                Prospectus dated:  March 1, 1997

The "How To Exchange Shares" section on page 26 of the prospectus is amended by adding the following:

     The Board of Directors has authorized shareholders of The
     Rightime Fund to exchange their shares into any of the following funds within The Rightime Family of Funds without any sales charges through February 27, 1998:


                   The Rightime Blue Chip Fund
               The Rightime Social Awareness Fund
                    The Rightime MidCap Fund
             The Rightime Government Securities Fund

Exchanges shall be limited to shares of The Rightime Fund which were issued on or before April 15, 1997.

Interested shareholders should contact their Dealer
Representative or The Rightime Family of Funds Customer Services
Team at 1-800-866-9393.